UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125
(Address of principal executive offices)

(408) 376-7008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 25, 2021, eBay Inc., a Delaware corporation (“eBay”), completed the previously announced transfer of its Classifieds business to Adevinta ASA, a public company with limited liability organized under the laws of Norway (“Adevinta”), pursuant to a Transaction Agreement, dated July 20, 2020, in exchange for (a) $2.5 billion in cash, subject to certain adjustments specified therein for indebtedness and cash, and (b) 540 million Adevinta shares, consisting of 342 million ordinary shares and 198 million shares of a newly created class of nonvoting shares (the “Transaction”).

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to eBay’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2020, and the full text of which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 25, 2021, eBay issued a press release announcing the completion of the Transaction. A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Any required historical financial information of Adevinta pursuant to Rule 3-05 of Regulation S-X will be filed by amendment to this Item 9.01(a) as soon as practicable following the date hereof but in no event more than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Any required pro forma financial information with respect to the Transaction will be filed by amendment to this Item 9.01(b).

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

2.1*	Transaction Agreement, dated as of July 20, 2020, by and between eBay Inc. and Adevinta ASA. (incorporated herein by reference to Exhibit 2.1 to eBay Inc.’s Current Report on Form 8-K filed on July 22, 2020)*
99.1	Press Release, dated June 25, 2021
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: June 25, 2021	/s/ Marc D. Rome
Name: Marc D. Rome
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary